UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2008

Clark Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32735 (Commission File Number)	43-2089172 (IRS Employer Identification No.)

121 New York Avenue, Trenton, New Jersey (Address of Principal Executive Offices)	08638 (Zip Code)

Registrant’s telephone number, including area code: 609-396-1100

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

EXPLANATORY NOTE

This Amendment to the Current Report on Form 8-K filed on February 12, 2008 includes additional disclosure related to the Credit Agreement (as defined below) and to a change in fiscal year.

Item 1.01	Entry Into a Material Definitive Agreement.

On February 12, 2008 (“Closing Date”), Clark Holdings Inc. (formerly Global Logistics Acquisition Corporation; the “Registrant”) consummated its acquisition (the “Acquisition”) of The Clark Group, Inc., (“Clark”), a Delaware corporation, and its subsidiaries. Immediately following the Acquisition, the Registrant entered into a Credit Agreement by and among the Registrant, Clark and Clark’s direct and indirect subsidiaries, as borrowers, various financial institutions party thereto, as lenders, and LaSalle Bank National Association, as administrative agent (“LaSalle”) (“Credit Agreement”). Pursuant to the Credit Agreement, the Registrant received a financing commitment of up to $30,000,000 for a senior secured credit facility from LaSalle in order to (a) pay for conversion shares, (b) provide working capital for operating the Registrant, Clark and Clark’s direct and indirect subsidiaries and (c) provide for future permitted acquisitions. The facility consists of up to $20,000,000 that can be drawn within 60 days of the Closing Date as a term loan sublimit and up to $30,000,000, less any amount drawn under the term loan sublimit, as a revolving credit facility with a $3,000,000 sublimit for letters of credit.

The material terms of the Credit Agreement are contained in the Registrant’s definitive proxy statement (SEC File No. 001-32735) filed January 28, 2008, in the sections entitled “Financing Commitment,” beginning on page 46.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Immediately prior to the Acquisition, the Registrant’s Board of Directors changed the Corporation’s fiscal year from a calendar year ending on December 31 to a 52-53 week year ending on the Saturday closest to December 31, effective with the fiscal year 2007. As such, the Corporation’s fiscal year 2007 ended December 29, 2007. Since the change in fiscal year end is from the last day of the month to a 52-53 week fiscal year commencing within seven days of the month end, and the new fiscal year will commence with the end of the old fiscal year, the change is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or 15d-10; hence, a transition report is not required to be filed on the Form 10-K for the year ending December 29, 2007 or the first interim report of fiscal year 2008 for the quarter ending March 29, 2008.

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Exhibits.

Exhibit	Description

2.1

Stock Purchase Agreement, dated as of May 18, 2007 and amended on November 1, 2007, by and among Registrant, The Clark Group, Inc. and the stockholders of The Clark Group, Inc. (included as Annex A of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

3.1	Amended and Restated Certificate of Incorporation of Registrant*

3.2	Bylaws of the Registrant (incorporated by reference from Exhibit 3.1 to Registrant’s Current Report on Form 8-K, filed December 11, 2007)

4.1	Specimen Unit Certificate*

4.2	Specimen Common Stock Certificate*

4.3	Specimen Warrant Certificate*

4.4	Warrant Agreement (incorporated by reference from Exhibit 4.4 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed December 15, 2005)

10.1

Employment Agreement, dated May 18, 2007, between The Clark Group, Inc. and Timothy Teagan (included as Annex G of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

10.2

Employment Agreement, dated May 18, 2007, between The Clark Group, Inc. and John Barry (included as Annex H of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

10.3

Escrow Agreement, dated February 12, 2008, by and among the Registrant, the Sellers as listed on the signature page thereto, Charles C. Anderson, Jr., or in his absence, Jay Maier, as representative of the Sellers, and Continental Stock Transfer & Trust Company (included as Annex D of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

10.4

Stockholder Escrow Agreement, dated February 12, 2008, by and among the Registrant, the parties listed under Stockholders on the signature page thereto and The Bank of New York (included as Annex I of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

10.5

Form of Registration Rights Agreement by and among Registrant and the stockholders listed on the signature page thereto (incorporated by reference from Exhibit 10.7 Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed December 15, 2005)

10.6	Registrant’s 2007 Long-Term Incentive Equity Plan (included as Annex C of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

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10.7

Credit Agreement dated as of February 12, 2008, by and among GLAC, Clark, the Corporation, Clark Worldwide Transportation, Inc., and Highway Distribution Systems, Inc. and Evergreen Express Lines, Inc., as Borrowers, the various financial institutions thereto, as Lenders, and LaSalle, as Administrative Agent*

14.1	Registrant’s Code of Ethics (incorporated by reference from Exhibit 14.1 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed December 15, 2005)

21.1	List of Subsidiaries*

99.1	Audit Committee Charter (incorporated by reference from Exhibit 99.1 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed December 15, 2005)

99.2	Nominating Committee Charter*

99.3	Press release dated February 13, 2008, announcing completion of acquisition*

*	To be filed by amendment

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2008

CLARK HOLDINGS INC.

By:	/s/ Stephen Spritzer
	Name:	Stephen Spritzer
	Title:	Chief Financial Officer